UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ValueVision Media, Inc.

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On June 2, 2014, ValueVision Media, Inc. (“ValueVision”) issued a press release announcing that it had filed with the Securities and Exchange Commission a supplemental slide presentation (the “Supplemental Presentation”) pertaining to certain matters to be voted upon at ValueVision’s 2014 Annual Meeting of Shareholders scheduled for June 18, 2014. The Supplemental Presentation (i) responds to certain statements included in the Clinton Group’s presentation to Institutional Shareholder Services Inc. (“ISS”) on May 27, 2014 and (ii) supplements the presentation made by ValueVision to ISS on May 28, 2014. Copies of the press release and the Supplemental Presentation are filed herewith.

For Immediate Release

VALUEVISION FILES SUPPLEMENTAL INVESTOR PRESENTATION TO ADDRESS

CLINTON GROUP’S INACCURATE STATEMENTS

Shareholders Should Vote Based on the Facts,

Not Clinton Group’s Flawed Statements

Urges All Shareholders to Protect the Value of Their Investment

By Voting the WHITE Proxy Card

MINNEAPOLIS, MN – JUNE 2, 2014 — ValueVision Media, Inc. (NASDAQ: VVTV) (“ValueVision” or the “Company”), a multichannel electronic retailer via TV, Internet and mobile, announced that, in order to set the record straight on the Clinton Group’s misleading and self-serving assertions, it has filed a presentation with the U.S. Securities and Exchange Commission (“SEC”). The presentation, which is available on the Investor Relations section of the Company’s website at http://shophq.mwnewsroom.com/Presentations and on the SEC’s website at www.sec.gov, has been filed in connection with the Company’s 2014 Annual Meeting of Shareholders to be held on Wednesday, June 18, 2014.

Clinton Group’s May 27, 2014, investor presentation included multiple inaccurate and misleading statements, which ValueVision refutes in the presentation it filed today:

•	The Clinton Group used selective data to misrepresent the operating performance and shareholder returns achieved by ValueVision’s Board and management team;

•	Contrary to Clinton Group’s assertions, ValueVision’s strategy is working and creating value for shareholders while enhancing the customer experience;

•	Clinton Group continues to misunderstand or intentionally misrepresent ValueVision’s programming and merchandising strategy;

•	Clinton Group’s “First Ninety Days” plan is poorly conceived and risks derailing the Company’s momentum; and

•	Clinton Group has omitted meaningful and relevant facts about the expertise and qualifications of ValueVision’s Board members that shareholders should consider in voting FOR the current Directors and their strategy to continue creating substantial and growing shareholder value.

ValueVision’s shareholders are reminded that their vote is important, no matter how many or how few shares they own. Whether or not shareholders plan to attend the Annual Meeting, they have an opportunity to protect their investment by voting the WHITE proxy card “FOR” ValueVision’s eight highly qualified and experienced nominees: Jill Botway, John Buck, William Evans, Landel Hobbs, Sean Orr, Lowell Robinson, Randy Ronning and Keith Stewart.

Advisors

Jefferies LLC is acting as financial advisor and Simpson Thacher & Bartlett LLP and Barnes & Thornburg LLP are acting as legal advisors to ValueVision.

Your Vote Is Important, No Matter How Many Or How Few Shares You Own

If you have questions about how to vote your shares, or need additional assistance,

please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders Call Toll-Free: (888) 750-5834

Banks and Brokers May Call Collect: (212) 750-5833

REMEMBER:

We urge you NOT to sign any Gold proxy card sent to you by Clinton. If you have already done so, you have every right to change your vote by signing, dating and returning the enclosed WHITE proxy card TODAY in the postage-paid envelope provided. If you hold your shares in Street-name, your custodian may also enable voting by telephone or by Internet—please follow the simple instructions provided on your WHITE proxy card.

About ValueVision Media/ShopHQ (www.shophq.com/ir)

ValueVision Media, Inc. operates as ShopHQ, a multichannel retailer that enables customers to shop and interact via TV, phone, Internet and mobile in the merchandise categories of Home & Consumer Electronics, Beauty, Health & Fitness, Fashion & Accessories, and Jewelry & Watches. The ShopHQ television network reaches over 87 million cable and satellite homes and is also available nationwide via live streaming at www.shophq.com. Please visit www.shophq.com/ir for more investor information.

Forward-Looking Information

This release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. These statements are based on management’s current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer preferences, spending and debt levels; the general economic and credit environment; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales; pricing and gross sales margins; the level of cable and satellite distribution for our programming and the associated fees; our ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor relationships; our ability to manage our operating expenses successfully and our working capital levels; our ability to remain compliant with our long-term credit facility covenants; our ability to successfully transition our brand name; the market demand for television station sales; our management and information systems infrastructure; challenges to our data and information security; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting our operations; significant public events that are difficult to predict, or other significant television-covering events causing an interruption of television coverage or that directly compete with the viewership of our programming; and our ability to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Important Information

This release may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including the Company’s 2014 Annual Meeting of Shareholders. On May 9, 2014, the Company filed with the Securities and Exchange Commission (“SEC”) a proxy statement and a WHITE proxy card in connection with the Company’s 2014 Annual Meeting of Shareholders. The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2014 Annual Meeting of Shareholders. Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at the Company’s 2014 Annual Meeting of Shareholders is included in the proxy statement filed by the Company with the SEC in connection with such meeting. In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. The proxy statement for the 2014 Annual Meeting of Shareholders is available, and any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available, free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.

Contacts

Media:

Dawn Zaremba

ShopHQ

dzaremba@shophq.com

(952) 943-6043 O

Tim Lynch / Jed Repko

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investors:

David Collins / Eric Lentini

Catalyst Global LLC

vvtv@catalyst-ir.com

(212) 924-9800 O

(917) 734-0339 M

Arthur Crozier / Scott Winter / Jonathan Salzberger

Innisfree M&A Incorporated

(212) 750-5833

SUPPLEMENTAL INVESTOR PRESENTATION May 30, 2014 ValueVision Media (NASDAQ: VVTV) SETTING THE RECORD STRAIGHT ON CLINTON GROUP’S MISLEADING MESSAGING

SETTING THE RECORD STRAIGHT ON
CLINTON GROUP’S MISLEADING MESSAGING
Clinton Group’s Selection of a Variety of Baseline Comparisons for Operating Performance and
Shareholder Returns is Self-Serving and Misleading
Contrary to the Clinton Group’s Assertions, ValueVision’s Strategy is Working:
Enhancing the Customer Experience and Creating Value for Shareholders
Clinton Group Continues to Misunderstand or Intentionally Misrepresent
ValueVision’s Programming and Merchandising Strategy
Clinton Group’s “First Ninety Days” Plan is Poorly Conceived
and Risks Derailing the Company’s Momentum
Clinton Group has Omitted Material Facts about the Board that Shareholders Should Consider
Clinton Group’s May 27, 2014 Presentation to ISS Included Multiple
Inaccurate and Misleading Statements

VALUEVISION SHARE PERFORMANCE:
SETTING THE RECORD STRAIGHT
Clinton Group’s Comparisons to a 10-Year Average Share Price During Another Management Team’s Tenure are Misleading

Clinton Group’s
Misleading
Portrayal of
ValueVision’s
Stock
Performance
(As Shown on Page 5 of
Clinton Group’s
Presentation)
VVTV Share Price Performance
ValueVision
Reality
Clinton Group Selects Returns Dating Back to 1999, More Than Nine Years
Before Mr. Stewart and Current Management Joined the Company…
ValueVision has Delivered Strong Returns Since
Mr. Stewart Became the CEO…
69.5%
Decline
From
10-Year
Average
10-Year Average: $14.77
145.9%
Increase
Since
Q2
2012
765.4%
Increase
Since
Mr.
Stewart
Became
CEO
…as well as in the Last 2 Years Since the Q2 2012 Announcement of Returning to Growth.
Only One Member of Current Executive Management and the Board was at the Company Prior to October 2008
…and Shows that Prior Management Took
ValueVision to its Lowest Share Price in 15 Years.
(1) As of market close on May 29, 2014.
(2) Performance since Q2 2012 Earnings Announcement on August 15, 2012.
(1)
(400.0%)
0.0%
400.0%
800.0%
1200.0%
1600.0%
2000.0%
2009 2010 2011 2012 2013 2014
–
20.00
40.00
60.00
80.00
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
(50.0%)
0.0%
50.0%
100.0%
150.0%
200.0%
250.0%
300.0%
2012 2013 2013 2013 2014
(1)
(1)(2)

VALUEVISION REVENUE PERFORMANCE:
SETTING THE RECORD STRAIGHT
Clinton Group’s Claim that ValueVision Lost Market Share During Our Executive Management’s Tenure is Misleading

Clinton Group’s
Misleading
Portrayal of
ValueVision’s
Operating
Performance
(As Shown on Page 6 of
Clinton Group’s
Presentation)
Historical Revenue
ValueVision
Reality
ValueVision has Advanced its Share Since 2009…
(Mr. Stewart’s First Fiscal Year as CEO)
…and has Grown Nearly 3x Faster
than its Peers Since Q2 2012
VVTV
5.0%
Revenue
CAGR
We Typically Gauge Our Share Against the Broader Retail Environment, but Clinton Group’s Selective and Incomplete Data Warrants Correction
Revenue Share
This Data Is Also Outside the Scope Of the Existing
Management Team and Nearly the Entire Board
$692
$640 $1,857
$2,312
$4,640
$5,844
(7%)
+22%
+26%
VVTV
7%
HSN
Segment
26%
QVC US
67%
2007 Revenue Share
VVTV
10%
HSN
Segment
24%
QVC US
66%
2013 Revenue Share
HSN
3.6%
CAGR
QVC
4.0%
CAGR
VVTV
9.4%
Revenue
CAGR
HSN
2.9%
CAGR
QVC
3.5%
CAGR
+17%
+5%
+6%
The Clinton Group Fails to Include 2008–2012 and, Again,
Includes Performance Prior to Our Team’s Tenure
2005 2006 2007 2013
VVTV
2005 2006 2007 2013
HSN Segment
2005 2006 2007 2013
QVC US
$528
$562
$558 $574
$640
F09 F10 F11 F12 F13
$2,008
$2,116
$2,160
$2,265
$2,312
F09 F10 F11 F12 F13
$4,987
$5,235 $5,412 $5,585 $5,844
F09 F10 F11 F12 F13
$554
$649
TTM Q2 2012 TTM Q1 2014
$2,196 $2,307
TTM Q2 2012 TTM Q1 2014
$5,508
$5,852
TTM Q2 2012 TTM Q1 2014

VALUEVISION MERCHANDISING &
DISTRIBUTION STRATEGY:
SETTING THE RECORD STRAIGHT
Clinton Group has Failed to Express Any New or Unique Ideas with Regard to ValueVision’s Merchandising Strategy

We Aim to Generate Shareholder Return through Prudent and Opportunistic Merchandising and
Programming Strategies that will Resonate with Both Our Vendors and Customers
Clinton Group
Claims
“[ValueVision] has failed to develop
proprietary brands”
“Few successful proprietary brands”
Clinton Group Presentation Reference: Page 3
ValueVision
Reality
ValueVision has a compelling and
developing proprietary portfolio
Revenue from proprietary brands grew 67%
in the last two fiscal years: 17% of our
product mix in fiscal 2011 and 25% in fiscal
2013
A growing selection of ValueVision’s
proprietary brands include:
Home: Cozelle Linens, North Shore
Linens Cook’s Tradition Cookware,
Cook’s Companion and Grand Suites
Fashion: Kate and Mallory, OSO Casuals,
Geneology, Addressing Woman,
Glitterscape and Affinity for Knits
Jewelry: Gem Treasures, NYC II, Adair,
Gems En Vogue II, Briliante, Portofino,
Diamond Treasures, Toscana, Dine
Spirit, Gem Insider and Passage to Israel
Proprietary Brands
Clinton Group
Claims
“The Invicta, Skinn and Waterford
brands (and many of their products)
are available elsewhere”
“We believe viewers may be buying
elsewhere…”
“Viewers [on QVC and HSN] cannot
price compare…”
Clinton Group Presentation Reference: Page 9
Exclusive Products
ValueVision
Reality
A vast majority of ValueVision’s
television product and
configurations are exclusive during
the time we are selling it
Long or short-term agreements
allow ValueVision to sell through its
unique inventory on its television
programs without competition
To Use Mr. Bozek’s words, “They
can’t be found elsewhere.”
Clinton Group Presentation Reference: Page 3

VALUEVISION MERCHANDISING &
DISTRIBUTION STRATEGY:
SETTING THE RECORD STRAIGHT (CONT’D)
With Our Broad Product Mix, Stronger Channel Positioning and Programming, Our  Customer Base Has Grown 80%, Our
Customers Now Purchase 35% More Frequently and, since Q2 2012, We Have Grown Nearly 3x Faster than the Competition

Clinton Group
Claims
“Programming that is monotonous and
repetitive…”
“ValueVision is showing re-runs at
night, which dampens the connection to
the customer and removes the impulse-
buy nature of televised home shopping”
Clinton Group Presentation Reference: Page12 and 13
“ValueVision is still broadcasting in
standard definition from outdated
studios”
Clinton Group Presentation Reference: Page 3
Clinton Group
Claims
“[ValueVision’s] product mix [is] vastly
different than competitors”
“Progress [to shift product mix] has
been extremely slow or non-existent…”
Clinton Group Presentation Reference: Page 10
ValueVision
Reality
Product Mix
Product mix is one factor ValueVision
uses to differentiate its platform
ValueVision’s customers appreciate our
unique ability to attract luxury brand
vendors
Our product mix has changed
significantly since fiscal 2008:
ASP reduction of 50%+
Jewelry & Watches sales reduced 17%
Beauty, Health & Fitness sales
increased over 200%
Fashion & Accessories sales
increased over 70%
Home & Consumer Electronics mix
shifted toward Home products
Added 250 new vendors in 2013, belying
Clinton Group’s referencing of
anonymous sources about vendor
relations
Programming and Distribution
ValueVision
Reality
ValueVision added 99 new program
and vendor concepts in 2013
ValueVision has decisively and
opportunistically expanded and
improved distribution
Decisions to improve channel
positioning and broadcast definition are
returns-driven
200%+ increase in homes
broadcasted in HD since 2012
Over 10 million homes were
repositioned below channel 50
from above channel 50 since
January 2013

SHQP

ShopHQ.com

		✓ ✓
		✓ ✓ ✓ – – –
		✓ ✓
		✓ ✓ ✓
		✓

VALUEVISION BOARD OF DIRECTORS:
SETTING THE RECORD STRAIGHT

Source: SEC filings and Bloomberg.
(1)
(2)
Director What Clinton Group Stated What the Facts Are
Randy Ronning
Former EVP and Chief
Marketing Officer,
QVC
• “Ronning served as Chief Merchandising
Officer of QVC for 18 months”
Prior to serving as Chief Merchandising Officer, Mr. Ronning was EVP at QVC
for 6 years
Mr. Ronning has 37 consecutive years of retail, consumer, media and operational experience; he has served on the board of 11 companies and organizations
Keith Stewart
CEO, ValueVision
• “Prior to joining ValueVision, Stewart was
a VP of Global Sourcing and
Merchandising at QVC”
Mr. Stewart also served as the general manager of QVC Germany where he took the business from a start-up capacity to the #1 in country market share
Mr. Stewart has been the CEO of ValueVision for the last 5 years
Under Mr. Stewart’s leadership:
VVTV stock has increased 765%
(1)
Adjusted EBITDA margin has increased 1199 bps
(2)
Company has returned to growth and positive adjusted EBITDA
Jill Botway
President and CRO of
Collective Media
• “Botway was EVP and Director of Sales
and Marketing for Specific
Media/MySpace”
Ms. Botway brings 25 years in media and marketing on traditional and digital platforms to the Board
Ms. Botway joined the Board in 2013 and continues to offer a very fresh perspective
John Buck
Chairman and Former
CEO, Medica
• “Buck previously was CEO of Minnesota’s
second largest health insurer”
Mr. Buck served as Former Chairman and Interim CEO of VVTV
Mr. Buck has lead director experience at his current Board seat at Patterson
Mr. Buck previously served various roles, including President & COO at
Fingerhut Companies
William Evans
Former CFO / EVP
Witness Systems
• “Evans was CFO of tech company until
2007”
Mr. Evans offers 3 years in media and retail as well as 20 years in technology to the Board, notably senior financial management and accounting expertise gained with respect to financial reporting
As of from market close on January 26, 2009 through market close on May 29, 2014.
From Fiscal Year 2008 to Fiscal Year 2013.

VALUEVISION BOARD OF DIRECTORS:
SETTING THE RECORD STRAIGHT (CONT’D)

Source: SEC filings and Bloomberg.
Director What Clinton Group Stated What the Facts Are
Landell Hobbs
Former CFO and
COO of Time Warner
Cable
• “Hobbs was COO of Time Warner Cable”
Mr. Hobbs has 20 years of media experience and 30 years of finance expertise and served as the CFO of Time Warner Cable in addition to his
COO role
Mr. Hobbs joined the Board in 2014 and continues to offer a very fresh perspective
Mr. Hobbs also served as a former SVP of Turner Broadcasting
Sean Orr
CFO, Accretive Health
• “Orr is CFO of healthcare IT company
(and previous CFO of popcorn company)”
Mr. Orr has also been CFO of Maxum Petroluem, The Interpublic Group and the Frito-Lay division of Pepsico
Mr. Orr has 25 years of consumer retail, media, finance and operations experience: Senior executive positions at Accretive Health, Reader’s Digest and KPMG in addition to the above
Lowell Robinson
Former CFO / COO
MIVA
• “Robinson served as CFO of several
private companies”
Mr. Robinson served as CFO of four public companies, including a NYSE-
listed direct marketing company
Mr. Robinson chaired three audit committees and was Chairman of two GE
Capital companies
Mr. Robinson has 35 years of retail, consumer, media, finance and operations experience: Senior executive positions at MIVA, HotJobs.com, Kraft Foods, and KPMG

COMMITTED TO STRONG CORPORATE GOVERNANCE
AND SHAREHOLDER STEWARDSHIP

(1) Frederic W. Cook & Co., “2013 Director Compensation Report” December 2013.
ValueVision is Committed to Strong Governance and Shareholder Accountability
Subject Clinton Group’s Claim The Facts
Special
Shareholder
Meeting
“[Clinton Group’s] Special Meeting request
was rejected on pretense, because of a
dropped digit on a zip code”
“Then, a second request was rejected
because we did not openly disclose three
years of compensation information about our
portfolio manager”
As Clinton Group is well aware, Clinton Group’s requests for a
Special Meeting contained multiple substantive omissions and incomplete information
ValueVision fully engaged with the Clinton Group and exchanged multiple correspondence in an effort to bring their request into compliance with ValueVision’s By-laws, which Clinton Group failed to do
Despite Clinton Group’s failure to comply with our By-laws,
we scheduled a Special Meeting for March 14, 2014 to give
shareholders an opportunity to vote on Clinton Group’s
proposals, only to have Clinton Group abandon their
proposals on February 3, 2014
Director
Compensation
“ValueVision’s Board compensation is higher
than its significantly bigger peers and a
higher percentage of compensation is cash”
“
Median
Director compensation for
companies with a market capitalization
below $1 billion is $125,260
(1)
”
“By contrast, ValueVision’s Board members
earned an
average
of $221,231 in 2013”
Clinton Group conveniently, and inaccurately, compares a median to an average in its materials, a meaningless comparison
Director’s compensation is directly related to their extensive service on key committees
Median base Board compensation is in-line with the figures
cited by Clinton, with additional compensation tied to Board or committee leadership or extensive committee involvement

CLINTON GROUP’S POORLY CONCEIVED & RISKY
“FIRST NINETY DAYS”

Clinton Group’s Poorly Conceived Ninety-Day “Plan” Lacks Substance, Demonstrates Little Strategic Insight and
Fails to Account for the Risk and Damage That Could Derail the Company’s Ongoing Momentum
(Clinton Group Presentation Reference – Page 31)
Deadline Considerations
June 19
On the first day, Clinton Group will install an Interim CEO and publish short- and long-term goals
• If the Clinton Group Nominees have already determined their short- and long-term goals for the company, why haven’t they shared those with shareholders?
• How have the Clinton Group Nominees determined these goals without the input or involvement from the eventual permanent
CEO, who is yet to be recruited (and recruitment won’t even begin until a month later), or other senior executives?
June 27
Interim CEO will communicate growth strategies to vendors, etc., and the Company will start recruiting new executives
• Typically, a permanent CEO would be deeply involved in recruiting a senior executive team and communicating with vendors
July 18
Clinton Group anticipated actions, such as opening NYC merchandising office and returning to 24/7 live programming, are completed without any consideration of cost / benefit or positive return for shareholders
• It would be irresponsible to undertake these actions without considering the cost to shareholders
September 19
Three months after announcing new short- and long-term goals, potentially replacing senior executives, and putting in place to-be-
created “new plans” on social media, vendor relationships, proprietary brand strategy, technology and operations, they appoint a permanent CEO who presumably had no involvement in determining any of those plans
• What permanent CEO candidate would want to join a Company whose short and long-term strategy has been predetermined and implemented already?
Clinton Group’s Rushed and Frantic Timeline of Poorly Conceived Actions Reflects Irresponsible Stewardship of the Shareholders' Company
and Risks Derailing the Substantial Momentum Painstakingly Created Over the Past Several Years by the Current Board and Management

DISCLOSURES
SAFE HARBOR
This document contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer preferences, spending and debt levels; the general economic and credit environment; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales; pricing and gross sales margins; the level of cable and satellite distribution for our programming and the associated fees;
our ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor relationships; our ability to manage our operating expenses successfully and our working capital levels; our ability to remain compliant with our long-term credit facility covenants; our ability to successfully transition our brand name; the market demand for television station sales; our management and information systems infrastructure; challenges to our data and information security; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting our operations; significant public events that are difficult to predict, or other significant television-covering events causing an interruption of television coverage or that directly compete with the viewership of our programming; and our ability to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this document. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
IMPORTANT INFORMATION
This document may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company's shareholders, including the Company’s 2014 Annual Meeting of Shareholders. On May 9, 2014, the Company filed with the SEC a proxy statement and a WHITE proxy card in connection with the Company’s
2014 Annual Meeting of Shareholders. The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2014 Annual Meeting of Shareholders. Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at the Company’s 2014 Annual Meeting of Shareholders is included in the proxy statement filed by the Company with the SEC in connection with such meeting. In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. The proxy statement for the 2014 Annual Meeting of Shareholders is available, and any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available, free of charge at the SEC website at
http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED
WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.